UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 28, 2005
                                                --------------------------------

   Morgan Stanley Capital I Inc., formerly known as Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc.
      Trust 2002-NC2, Mortgage Pass-Through Certificates, Series 2002-NC2)
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-59060-11                 13-3291626
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
               ------------

      Attached as Exhibit 4 is the Amendment, dated as of March 28, 2005, to the Pooling and Servicing Agreement (the "Amendment") for Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC2, Mortgage Pass-Through Certificates, Series 2002-NC2, by and among Morgan Stanley Capital I Inc., formerly known as Morgan Stanley Dean Witter Capital I Inc., a Delaware corporation, as depositor (the "Depositor"), Litton Loan Servicing LP, a Delaware limited partnership (the "Servicer"), NC Capital Corporation, a California corporation (the "Responsible Party") and U.S. Bank National Association, a national banking association (the "Trustee"), which amends the Pooling and Servicing Agreement, dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer. The purpose of the attached Amendment is to (1) to clarify and/or correct the definitions of "Available Funds", "Subordination Reduction Amount" and "Specified Subordinated Amount"; (2) to permit the Trustee to issue Class X and Class P certificates in minimum percentage interests of 1%; and (3) to permit the servicer to purchase mortgage loans that are 90 or more days delinquent under certain conditions.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c) Exhibits

Exhibit 4 Amendment, dated as of March 28, 2005, to the Pooling and Servicing Agreement for Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC2, Mortgage Pass-Through Certificates, Series 2002-NC2, by and among the Depositor, the Servicer, the Responsible Party and the Trustee, which amends the Pooling and Servicing Agreement, among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 29, 2005                              MORGAN STANLEY CAPITAL I
                                                   INC.




                                                   By:  /s/Steven Shapiro
                                                      --------------------------
                                                   Name:  Steven Shapiro
                                                   Title:  Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                  Description                          Electronic (E)
-----------                  -----------                          --------------

4                            Amendment, dated as of March 28,           (E)
                             2005, to the Pooling and
                             Servicing Agreement for Morgan
                             Stanley Dean Witter Capital I
                             Inc. Trust 2002-NC2, Mortgage
                             Pass-Through Certificates,
                             Series 2002-NC2, by and among
                             the Depositor, the Servicer, the
                             Responsible Party and the
                             Trustee, which amends the
                             Pooling and Servicing Agreement,
                             among the Depositor, the
                             Servicer, the Responsible Party
                             and the Trustee, as amended by
                             the Servicer Resignation,
                             Appointment, Assumption and
                             Amendment Agreement, dated as of
                             December 1, 2004, among the
                             Depositor, the Trustee, the
                             Responsible Party, The Provident
                             Bank and the Servicer.